GUY CARPENTER

ADDENDUM NO. 1

to the

PRIVATE PASSENGER AUTOMOBILE EXCESS OF LOSS
REINSURANCE CONTRACT
Effective: June 1, 2011
(the “Contract”)

issued to

HOMEOWNERS OF AMERICA INSURANCE COMPANY
Irving, Texas

including any and/or all companies that are or may hereafter become affiliated therewith
(collectively, the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED
IN THE INTERESTS AND LIABILITIES AGREEMENT(S)
ATTACHED TO AND FORMING PART OF THE CONTRACT
(the “Reinsurer”)

Effective May 31, 2012, paragraph A of Article 3 - Term is amended to read:

A.	This Contract shall take effect on June 1, 2011, and shall remain in force through July 31, 2012, in respect of Policies written or renewed during the term of this Contract.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)

This _______ day of ________________, in the year_____________

HOMEOWNERS OF AMERICA INSURANCE COMPANY
including any and/or all companies that are or may hereafter become affiliated therewith

Effective: June 1, 2011	DOC: June 4, 2012
U4EL0006	Addendum No. 1
Effective: May 31, 2012